UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 23, 2010

PSM Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1112 N. Main Street, Roswell, NM	88201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.02    Unregistered Sales of Equity Securities

On February 3, 2010, we issued 56,200 shares to our branch owners under our Commission Plan B program which represented commissions earned for the quarter ended December 31, 2009. These shares were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering. There were a total of 3 accredited investors and 21 sophisticated investors as defined Regulation D. Each investor delivered appropriate investment representations with respect to these issuances and consented to the imposition of restrictive legends upon the stock certificates representing the shares. Each investor represented that he or she had not entered into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting. Each investor was provided a private placement memorandum containing information required pursuant to Regulation D. Each participant was also afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction. No underwriting discounts or commissions were paid in connection with the stock sale.

On February 23, 2010, we granted 4,000 shares to Rene Rodriguez for services performed at our annual conference and we granted 5,000 shares to Albert Kiteck for website design services.  These shares were issued under our 2002 Stock Option/Stock Issuance Plan and were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(2) thereof, and Rule 506 promulgated thereunder, as transactions by an issuer not involving any public offering.  Neither of the parties was an accredited investor as defined in Rule 501 of Regulation D.  Each party was a sophisticated investor and received information about our company similar to that contained in a prospectus.  They delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares.  They were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.  No commissions were paid in connection with the transaction.

On February 26, 2010, we granted 5,000 shares each to Cindy Blake, Crystal Chavez and Sommer McDougal, employees of our company, as bonuses for prior services performed.  These shares were issued under our 2002 Stock Option/Stock Issuance Plan and were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  None of the parties was an accredited investor as defined in Rule 501 of Regulation D.  Each party was a sophisticated investor and received information about our company similar to that contained in a prospectus.  They delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares.  They were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.  No commissions were paid in connection with the transaction.

On February 26, 2010, the Board of Directors authorized equity compensation awards under our 2002 Stock Option/Stock Issuance Plan for prior services rendered by Jeffrey R. Smith, our President and a director, and Ron Hanna, our Executive Vice-President and a director.  Each award consisted of 500,000 shares of common stock and five-year, fully vested warrants to purchase 2,000,000 shares of common stock at $1.00 per share.  In addition, the warrants contained a cashless exercise provision.  The securities were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provisions of Section 4(6) and Section 4(2) thereof, and Rule 506 promulgated thereunder, as a transaction by an issuer not involving any public offering.  Messrs Smith and Hanna were accredited investors as defined in Rule 501 of Regulation D.  They delivered appropriate investment representations with respect to the issuance and consented to the imposition of restrictive legends upon the certificates representing the shares.  They were afforded the opportunity to ask questions of our management and to receive answers concerning the terms and conditions of the transaction.  They did not enter into the transaction with us as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast on television or radio, or presented at any seminar or meeting.  No commissions were paid in connection with the transaction.

With the issuance of the above-referenced shares, we currently have issued and outstanding 14,057,355 shares of common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)           On February 23, 2010, James E. Kunko, our Chief Financial Officer resigned to accept employment with an accounting firm.  Jeffrey R. Smith, our President, will act as our principal financial officer on an interim basis until we retain a new Chief Financial Officer.

(e)           As set forth above, on February 26, 2010, the Board of Directors authorized equity compensation bonuses to Messrs Smith and Hanna under our 2002 Stock Option/Stock Issuance Plan (the “Plan”).  Each bonus consisted of 500,000 fully vested shares of our common stock and five-year, fully vested warrants to purchase 2,000,000 shares at $1.00 per share.  In addition, each warrant contains a cashless exercise provision.

On February 23, 2010, the Board of Directors restructured the compensation to be paid to Deb Erickson, one of our Directors.  Effective February 16, 2010, she will be paid on a per-event basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: February 26, 2010	By:	/s/ Jeffrey R. Smith
Jeffrey R. Smith, President